Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: April 20, 2005

a.	Aggregate Amount of Collections	$322,643,028.43
	Aggregate Amount of Non-Principal Collections	$2,731,958.09
	Aggregate Amount of Principal Collections	$319,911,070.34
	Pool Balance	$727,724,900.38
	Residual Participation Amount	$227,724,900.38
	Excess Funding Account	$0.00
b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	68.71%
	Principal Allocation Percentage	N/A
c.	Total Amount Distributed on Series 2000-1	$1,252,083.33
d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00
e.	Amount of Such Distribution Allocable to Interest on 2000-1	$1,252,083.33
f.	Noteholder Default Amount	$0.00
g.	Required Subordinated Draw Amount	$0.00
h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00
i.	Monthly Servicing Fee	$606,437.42
	Noteholder Monthly Servicing Fee	$416,666.67
j.	Controlled Deposit Amount	$0.00
k.	Series 2000-1 Invested Amount at end of period (Gross)	$500,000,000.00
	Outstanding Principal Balance	$500,000,000.00
l.	Available Subordinated Amount	$123,346,140.29
m.	Carry-over Amount	$0.00
n.	Reserve Account Balance	$1,750,000.00
o.	Principal Funding Account Balance	$0.00
	Yield Supplement Account Balance	$1,750,000.00
p.	Accumulation Period Length	4
	Anticipation Accumulation Period Commencement Date	May 20, 2005
	Expected Maturity Date	August 22, 2005

VW CREDIT, INC. — SERVICER 18-Apr-05	Page 1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY	PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
	From	To	Days
Current Interest Period	3/21/2005	4/19/2005	30

Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$723,259,707.98
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$500,000,000.00
Required Subordinated Amount	$123,346,140.29
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$500,000,000.00
Available Subordinated Amount (previous period)	$122,432,194.14
Incremental Subordinated Amount (previous period)	$74,486,988.66
RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00
Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00
Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00
Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00
1-month LIBOR Rate (annualized)	2.8500000%
Certificate Coupon (annualized)	3.005000%
Prime Rate (annualized)	5.7500000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.2450000%
TRUST PRINCIPAL RECEIVABLES
Pool Balance at the Beginning of Period	$704,028,680.11
Pool Balance at the Ending of Period	$727,724,900.38
Average Aggregate Principal Balance	$715,876,790.25
Aggregate Principal Collections	$319,911,070.34
New Principal Receivables	$343,607,290.62
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.50%
Weighted Average Interest Rate	5.25%
Previously waived Monthly Servicing Fee	$0.00
PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
Net losses as a % of Avg. Receivables Balance (annualized)	0.00%
PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$54,126,661.00
Used Vehicle Percentage	7.438%
Used Vehicle Percentage During Last Collection Period	7.519%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$42,430,745.00
Largest Dealer Percentage	6.027%
Aggregate Principal Amount of Receivables of Dealers over 2%	$100,139,826.44
SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$322,643,028.43
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$2,731,958.09
Investment Proceeds	$10,333.26
Aggregate Amount of Principal Collections	$319,911,070.34
Asset Receivables Rate	3.588%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A
PAYMENT RATE INFORMATION
Monthly Payment Rate	44.69%
Previous Collection Period Monthly Payment Rate	33.19%
Monthly Payment Rate 2 collection periods ago	39.79%
3-month Average Payment Rate	39.22%
Early Amortization Event?	NO
ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	April 19, 2005
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	4
First Accumulation Date	May 20, 2005
Expected Final Payment Date	August 22, 2005
Required Participation Percentage	104.00%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00
TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$1,252,083.33
2. Noteholder Monthly Servicing Fee Distribution	$416,666.67
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$208,304.15
DEFICIENCY AMOUNT
Deficiency Amount	$0.0
Required Subordinated Draw Amount	$0.0
EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER 18-Apr-05	Page 2

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1
Summary

	Collections		Accrual	Distribution
From:	21-Mar-05
To:	19-Apr-05
Days:	30
LIBOR Rate	2.8500000%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS — BEGINNING OF PERIOD

		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance
	Trust		$500,000,000.00	$123,346,140.29	N/A	$643,346,140.29
1	Series 2000-1	100.00%	$500,000,000.00	$123,346,140.29	104.00%	$643,346,140.29	$500,000,000.00
							0

VW CREDIT, INC. — SERVICER 18-Apr-05	Page 3

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

INITIAL AMOUNTS		EXCESS SPREAD CALCULATION
Initial Invested Amount	$500,000,000.00	Weighted Average Rate Charged to Dealers	5.250%
Invested Amount	$500,000,000.00	LIBOR	2.850%
Controlled Accumulation Amount	$0.00	Note Rate (LIBOR+15.5 b.p.)	3.005%
Required Subordinated Amount	$123,346,140.29	Servicing Fee Rate	1.000%
Annualized Servicing Fee Rate	1.00%	Investor Net Losses	0.000%

First Controlled Accumulation Date	May-05	Excess Spread	1.245%
Accumulation Period Length (months)	4
Expected Final Payment Date	Aug-05
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount
Series Allocation Percentage	100.00%
Beginning Balance	$500,000,000.00	$500,000,000.00	$123,346,140.29	$0.00	0
Floating Allocation Percentage	68.71%	68.71%
Principal Allocation Percentage	N/A	N/A
Principal Collections	$319,911,070.34	$319,911,070.34	N.A.	N.A.
New Principal Receivables	$343,607,290.62	$343,607,290.62	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$0.00	N/A	N.A.	N.A.
“Pool Factor”		100.00000000%
Ending Balance	$500,000,000.00	$500,000,000.00	$123,346,140.29	$0.00
Floating Allocation Percentage	68.71%	68.71%
Non-Principal Receivables

Non-Principal Collections	$1,877,054.15
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$10,333.26

VW CREDIT, INC. — SERVICER 18-Apr-05	Page 4

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$122,432,194.14	$107,209,733.52
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$122,432,194.14	$107,209,733.52
(2) Subordination Percentage * Series 2000-1 Invested Amount	$47,945,205.48	$47,945,205.48
(a) lower of (1) or (2)	$47,945,205.48	$47,945,205.48
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
(c) Incremental Subordinated Amount	$75,400,934.81	$74,486,988.66
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00
Available Subordinated Amount	$123,346,140.29	$122,432,194.14
Overconcentration Amount	$100,139,826.44	$95,704,781.77
Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00
Required Non-Principal Distributions
Available Non-Principal Collections	$2,731,958.09	$2,956,002.91
Noteholder Non-Principal Collections	$1,877,054.15	$2,099,348.36
Residual Interestholder Non-Principal Collections	$854,903.94	$856,654.55
Investment Proceeds	$10,333.26	$8,303.58
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$4,492,291.35	$4,714,306.49
Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00
Monthly Servicing Fee	$606,437.42	$586,690.57
Noteholder Monthly Servicing Fee	$416,666.67	$416,666.67